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                                                                    EXHIBIT 23.1


                           INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Natural Wonders, Inc. on Form S-8 of our report dated March 13, 1998 incorporated by reference in the Annual Report on Form 10-K of Natural Wonders, Inc. for the year ended January 31, 1998.

/S/ DELOITTE & TOUCHE LLP


San Francisco, CA
October 9, 1998